Exhibit 10.2

EXECUTION VERSION

NEOS THERAPEUTICS, INC.

AMENDMENT AND WAIVER

This Amendment and Waiver, effective as of February 5, 2016 (the “Amendment”), is executed by the undersigned Investors and Neos Therapeutics, Inc., a Delaware corporation (the “Company”).  Reference is hereby made to that certain Amended and Restated Investor Rights Agreement, dated as of June 9, 2015 (the “Rights Agreement”), by and among the Company and the investors listed on Exhibit A thereto (each, an “Investor”).  Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed thereto in the Rights Agreement.

WHEREAS, Section 6.6 of the Rights Agreement may be amended or terminated and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (i) the Company and (ii) the holders of a majority of the then outstanding shares of Series B Preferred Stock, Series B-l Preferred Stock and Series C Preferred Stock, acting together as a single class held by the Investors.

WHEREAS, there are no outstanding shares of Series B Preferred Stock, Series B-l Preferred Stock and Series C Preferred Stock since all such shares automatically converted into shares of Common Stock of the Company upon the consummation of the IPO;

WHEREAS, the Company and the Investors intended for any waiver or amendment of the Rights Agreement pursuant to Section 6.6 following conversion of the Series B Preferred Stock, Series B-l Preferred Stock and Series C Preferred Stock to require the approval of (i) the Company and (ii) the holders of a majority of the Registrable Securities then outstanding which are held by Investors who held shares of Series B Preferred Stock, Series B-l Preferred Stock and Series C Preferred Stock immediately prior to the consummation of the IPO;

WHEREAS, the Company and, to the extent required, the undersigned Investors wish, on behalf of themselves and all other Investors, to amend Section 6.6 of the Rights Agreement to clarify that the Rights Agreement may be amended by the (i) Company and (ii) the holders of a majority of the Registrable Securities then outstanding which are held by Investors who held shares of Series B Preferred Stock, Series B-l Preferred Stock and Series C Preferred Stock immediately prior to the consummation of the IPO;

WHEREAS, Section 2.2 of the Rights Agreement provides that in the event the Company determines to register any of its stock or other securities under the Securities Act, in connection with a public offering of such securities, the Company shall, subject to the terms and limitations in the Rights Agreement, include in such registration Registrable Securities owned by each holder to the extent requested by such holder (the “Registration Rights”);

WHEREAS, the Company is requesting to the extent required that pursuant to Section 6.6 of the Rights Agreement, as amended by this Amendment, the Investors constituting the holders of a majority of the Registrable Securities then outstanding which are held by Investors who held shares of Series B Preferred Stock, Series B-l Preferred Stock and Series C Preferred Stock immediately prior to the consummation of the IPO, as of the date hereof, waive their Registration Rights, rights to notices and any related rights with respect to the currently contemplated registration of common stock to be issued by the Company pursuant to a registration statement on Form S-1 filed by the Company on January 29, 2016  and one or more additional registration statements pursuant to Rule 462(b) of the Securities Act with respect thereto (collectively, the “Registration”);

WHEREAS, the undersigned Investor wishes, on behalf of itself and, to the extent applicable, all other holders, to waive its Registration Rights pursuant to Section 6.6 of the Rights Agreement and any related rights with respect to the Registration; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and, to the extent required, the undersigned investors hereby agree as follows:

1.                                      The first paragraph of Section 6.6 of the Rights Agreement is hereby deleted in its entirety and replaced as follows:

“6.6                         Amendment, Termination and Waivers.  This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (i) the Company and (ii) the holders of a majority of the Registrable Securities then outstanding which are held by Investors who held shares of Series B Preferred Stock, Series B-l Preferred Stock and Series C Preferred Stock immediately prior to the consummation of the IPO. Notwithstanding the foregoing:”

2.                                      Section 2.12 of the Rights Agreement is hereby deleted in its entirety and replaced as follows:

“2.12                  Termination of Registration Rights.  The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earlier of (a) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration, and (b) the fifth anniversary of the IPO.”

3.                                      The Company and, to the extent required, the undersigned Investors, pursuant to the terms of the Rights Agreement, as amended by this Amendment, hereby waives, and agrees to waive, on behalf of themselves and, to the extent applicable, all other holders, any and all rights under the Rights Agreement with respect to the Registration, including, without limitation, the Registration Rights, any rights to receive notice of the Registration or notice of the Registration Rights and any rights to include any Registrable Securities in the Registration.

4.                                      Each undersigned Investor hereby certifies with respect to itself that the number of shares of Common Stock of the Company set forth on the signature page hereto represent all of the outstanding capital stock of the Company owned by such Investor as of the date hereof.

5.                                      Except as expressly provided herein, all other terms and conditions in the Rights Agreement shall remain in full force and effect, and this Amendment shall be effective as of the date hereof.

[Signature Page to Follow]

NEOS THERAPEUTICS, INC.

By:	/s/Richard Eisenstadt
Name:	Richard I. Eisenstadt
Title:	Chief Financial Officer

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

/s/Jack Schuler		Number of Shares Owned: 1,071,652
Name:	Jack W. Schuler	1,044,578 from B, B-1, C
Date:	February 1, 2016

If an entity, use the following:

ENTITY NAME:

/s/Jack Schuler		Number of Shares Owned: 41,665
Name:	JS Grandchildren 2010 Continuation Trust
Title:
Date:	February 1, 2016

ENTITY NAME:

/s/Jack Schuler		Number of Shares Owned: 41,665
Name:	Schuler Grandchildren LLC
Date:	February 1, 2016

ENTITY NAME:

/s/Jack Schuler		Number of Shares Owned: 41,665
Name:	Tanya Eve Schuler Trust
Date:	February 1, 2016

ENTITY NAME:

/s/Jack Schuler		Number of Shares Owned: 41,665
Name:	Therese Heidi Schuler Trust
Date:	February 1, 2016

ENTITY NAME:

/s/Jack Schuler		Number of Shares Owned: 41,665
Name:	Hans Schuler Trust
Date:	February 1, 2016

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

Number of Shares Owned:
Name:
Date:

If an entity, use the following:

ENTITY NAME: JOHN PATIENCE TRUST

By:	/s/John Patience	Number of Shares Owned: 467,848 B, B-1, C
Name:	John Patience
Title:	Trustee
Date:	2/1/2016

ENTITY NAME: PATIENCE ENTERPRISE L.P.

By:	/s/John Patience	Number of Shares Owned: 229,166 B, B-1, C
Name:	John Patience
Title:	Trustee
Date:	2/1/2016

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

/s/Alan Heller		Number of Shares Owned: 212,789 from B, B-1, C
Name:	Alan Heller
Date:	2-1-16

If an entity, use the following:

ENTITY NAME:

By:		Number of Shares Owned:
Name:
Title:
Date:

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

/s/ Greg Robitaille		Number of Shares Owned: 22,115 from B/B1/C
Name:	Greg Robitaille
Date:	Feb. 1, 2016

If an entity, use the following:

ENTITY NAME:

By:		Number of Shares Owned:
Name:
Title:
Date:

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

Number of Shares Owned:
Name:
Date:

If an entity, use the following:

ENTITY NAME: Burrill Life Sciences Capital Fund III, L.P.

By:	/s/Caley Castelein	Number of Shares Owned: 1,282,737
Name:	Caley Castelein
Title:	Managing Director of the General Partner
Date:	2/1/2016

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

Number of Shares Owned:
Name:
Date:

If an entity, use the following:

ENTITY NAME: SIU Capital LLC

By:	/s/ Ralph Iannelli	Number of Shares Owned:
Name:	Ralph Iannelli
Title:	Manager
Date:	2/2/2016

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

Number of Shares Owned:
Name:
Date:

If an entity, use the following:

ENTITY NAME: Esssex Capital Corporation

By:	/s/ Ralph Iannelli	Number of Shares Owned:
Name:	Chief Executive Officer
Title:	Manager
Date:	2/2/2016

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

Number of Shares Owned:
Name:
Date:

If an entity, use the following:

ENTITY NAME: KF Investment Partners L.P.

By:	/s/ Ralph Iannelli	Number of Shares Owned:
Name:	Ralph Iannelli
Title:	General Partner
Date:	2/2/2016

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]

INVESTOR:

If an individual, use the following:

Number of Shares Owned:
Name:
Date:

If an entity, use the following:

Presidio Partners 2007, L.P.
By: Presidio Partners 2007, GP, L.P.,
Its General Partner
By: Presidio Partners 2007, GP, LLC,
Its General Partner

By:	/s/ James Watson	Number of Shares Owned: 1,636,372
Name:	James F. Watson
Title:	Manager
Date:	February 3,2016

Presidio Partners 2007 (Parallel, L.P.)
By: Presidio Partners 2007, GP, L.P.,
Its General Partner
By: Presidio Partners 2007, GP, LLC,
Its General Partner

By:	/s/ James Watson	Number of Shares Owned: 41,956
Name:	James F. Watson
Title:	Manager
Date:	February 3,2016

[Signature Page to Neos Therapeutics, Inc. Registration Rights Waiver]